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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               Form 8-K

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 25, 1996
                                                   -------------

          CSX Trade Receivables Corporation on behalf of the
                  CSXT Trade Receivables Master Trust
    (Issuer in respect of the CSXT Trade Receivables Master Trust 5.05% Trade Receivables Participation Certificates, Series 1993-1)
  ------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)

          Delaware                    33-67034             59-3168541
- -------------------------------      -----------       ------------------
(State or other jurisdiction of      (Commission       (I.R.S. Employer
incorporation or organization         File No.)        Identification No.)

             Route 688
            P.O. Box 87
          Doswell, Virginia                                    23047
- ----------------------------------------                    ----------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (804) 876-3220
                                                     --------------

                            Not Applicable
     ------------------------------------------------------------
    (Former name or former address, if changed since last report.)

Item 5.    Other Events.

           The Registrant is filing the exhibit listed in Item 7 below.

Item 7.    Financial Statements, Pro Forma Financial Information and
           Exhibits.

           Exhibit 7.1     Monthly Statement for the 5.05% Trade
                           Receivables Participation Certificates, Series 1993-1 with respect to the July 25, 1996 Distribution Date.








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                              Signatures

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the CSXT Trade Receivables Master Trust by the undersigned, hereunto duly authorized.


                                       CSXT TRADE RECEIVABLES MASTER TRUST

                                       By:  CSX TRADE RECEIVABLES CORPORATION



                                       By: /s/ ROBERT M. PEEBLES
                                           ----------------------------------
                                           Robert M. Peebles
                                           Vice President-Accounting and
                                             Assistant Treasurer

Date:  August 9, 1996


































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